UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2024

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

8360 E. Raintree Drive, #230 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement Regarding Purchase and Sale Contract

On December 15, 2023, ZP RE Holdings, LLC (“ZP Holdings”), a wholly owned subsidiary of Zoned Properties, Inc. (the “Company”), entered into an Agreement Regarding Purchase and Sale Contract (the “Agreement”), effective as of December 15, 2023, by and between Keystone Ventures, LLC (“Keystone”) as assignor and ZP Holdings as assignee. Pursuant to the terms of the Agreement, Keystone agreed to assign to ZP Holdings its right, title and interest in that certain Purchase and Sale Agreement dated May 5, 2022, by and between Lakeside Bank as Trustee under a Trust Agreement dated October 7, 2004 and known as Trust Number 10-2749, Daniel Kravetz (together, the “Seller”) and Keystone, as amended (the “Original PSA”). Pursuant to the terms of the Original PSA, the Seller agreed to sell to Keystone certain real property located at 3499, 3451, and 3455 South Ashland Avenue, Chicago, Illinois, 60608 (the “Ashland Avenue Property”) in exchange for a purchase price of $1,250,000, to be paid by Keystone (the “Purchase Price”).

Pursuant to the terms of the Agreement, ZP Holdings deposited the following amounts into escrow: (i) $40,000, representing reimbursement to Keystone or its designee for the earnest money deposit paid under the terms of the Original PSA, (ii) assignment fees of $185,000, and (iii) $1,210,000, representing the Purchase Price less the $40,000 earnest money payment.

Closing of the transactions contemplated by the Agreement was subject to several conditions, including payment of the sums indicated in the prior paragraph, execution of the Assignment Agreement (as hereinafter defined), and execution of an absolute net lease agreement by ZP Holdings (as landlord) and JG-IL, LLC (as tenant), in form and substance acceptable to ZP Holdings. In addition, ZP Holdings had the right to conduct inspections on the Ashland Avenue Property that ZP Holdings deems, in its sole and absolute discretion, reasonable or necessary. Pursuant to the terms of the Agreement, if ZP Holdings determines, in its sole and absolute discretion, that the Ashland Avenue Property is not suitable for ZP Holdings’ purchase and use for any reason or no reason, ZP Holdings may terminate the Agreement.

The foregoing description of the Agreement and the Original PSA is not a complete description of all of the parties’ rights and obligations under the Agreement and the Original PSA, and is qualified in its entirety by reference to the Agreement and the Original PSA, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Assignment and Assumption Agreement

On January 19, 2024, ZP Holdings and Keystone entered into that certain Assignment and Assumption Agreement, dated as of January 19, 2024, by and between Keystone and ZP Holdings (the “Assignment Agreement”). Pursuant to the terms of the Assignment Agreement, Keystone assigned to ZP Holdings all of Keystone’s right, title and interest in and to the Original PSA to purchase the Ashland Avenue Property.

On January 19, 2024, the transactions contemplated by the Agreement and Assignment Agreement closed and ZP Holdings completed the acquisition of the Ashland Avenue Property under the Original PSA, as assigned. The completed transactions were subject to closing costs, commissions, and fees customary to the acquisition of real estate, including a $65,000 commission payable and a $79,634 sponsor fee payable.

The foregoing description of the Assignment Agreement is not a complete description of all of the parties’ rights and obligations under the Assignment Agreement and is qualified in its entirety by reference to the Assignment Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Licensed Cannabis Facility Absolute Net Lease Agreement, Guaranty and Security Agreement

On January 18, 2024, ZP Holdings entered into a Licensed Cannabis Facility Absolute Net Lease Agreement (the “Justice Grown Lease”), with a commencement date of January 19, 2024, by and between ZP Holdings, as landlord, and JG IL LLC (“Justice Grown”), as tenant. Pursuant to the terms of the Lease, ZP Holdings agreed to lease the Ashland Avenue Property to Justice Grown for use as a licensed recreational adult-use (and, if permitted, medical) cannabis dispensary in accordance with Illinois law. The Justice Grown Lease has a term of 15 years, with four five-year renewal terms. The rental payment terms pursuant to the Justice Grown Lease are as follows:

		(Per Lease Terms)	(1/12 Pro Rata)	(Per Lease Terms)
Year Period	Month Period	Base Rent	Est. Property Taxes	Est. Total to Invoice
1	1	$-	$2,516.97	$2,516.97
	2	$-	$2,516.97	$2,516.97
	3	$-	$2,516.97	$2,516.97
	4	$-	$2,516.97	$2,516.97
	5	$9,166.00	$2,516.97	$11,682.97
	6	$9,166.00	$2,516.97	$11,682.97
	7	$9,166.00	$2,516.97	$11,682.97
	8	$9,166.00	$2,516.97	$11,682.97
	9	$18,333.00	$2,516.97	$20,849.97
	10	$18,333.00	$2,516.97	$20,849.97
	11	$18,333.00	$2,516.97	$20,849.97
	12	$18,333.00	$2,516.97	$20,849.97
2	13	$18,882.99	$2,516.97	$21,399.96
3	25	$19,449.48	$2,516.97	$21,966.45
4	37	$20,032.96	$2,516.97	$22,549.93
5	49	$20,633.95	$2,516.97	$23,150.92
6	61	$21,252.97	$2,516.97	$23,769.94
7	73	$21,890.56	$2,516.97	$24,407.53
8	85	$22,547.28	$2,516.97	$25,064.25
9	97	$23,223.70	$2,516.97	$25,740.67
10	109	$23,920.41	$2,516.97	$26,437.38
11	121	$24,638.02	$2,516.97	$27,154.99
12	133	$25,377.16	$2,516.97	$27,894.13
13	145	$26,138.47	$2,516.97	$28,655.44
14	157	$26,922.63	$2,516.97	$29,439.60
15	169	$27,730.31	$2,516.97	$30,247.28

Pursuant to the terms of the Justice Grown Lease, on January 18, 2024, JG Holdco LLC executed a guaranty (the “Guaranty”) in favor of ZP Holdings, guaranteeing the prompt and complete payment and performance of all of Justice Grown’s obligations to ZP Holdings arising under the Justice Grown Lease. Justice Grown’s obligations under the Justice Grown Lease are secured by a security agreement (the “Security Agreement”), dated January 18, 2024 by and among Justice Grown, in favor of ZP Holdings.

The foregoing description of the Justice Grown Lease, the Guaranty and the Security Agreement is not a complete description of all of the parties’ rights and obligations under the Justice Grown Lease, the Guaranty and the Security Agreement, and is qualified in its entirety by reference to the Justice Grown Lease, the Guaranty and the Security Agreement, copies of which are filed as Exhibits 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 22, 2024, the Company issued a press release announcing that it has acquired the Ashland Avenue Property.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Agreement Regarding Purchase and Sale Contract, dated as of December 15, 2023, by and between Keystone Ventures, LLC and ZP RE Holdings, LLC.
10.2	Purchase and Sale Agreement, dated as of May 5, 2022, by and between Lakeside Bank, as Trustee under Trust Agreement dated October 7, 2004 and known as Trust Number 10-2749 and Daniel Kravetz and Keystone Ventures, LLC as assignee, as amended through January 12, 2024.
10.3	Assignment and Assumption Agreement, dated as of January 19, 2024, by and between Keystone Ventures, LLC and ZP RE Holdings, LLC.
10.4	Licensed Cannabis Facility Absolute Net Lease Agreement dated as of January 18, 2024, by and between ZP RE Holdings, LLC and JG IL LLC.
10.5	Guaranty of Payment and Performance, dated as of January 18, 2024, by JG Holdco LLC in favor of ZP RE Holdings, LLC.
10.6	Security Agreement, dated as of January 18, 2024, made by and among JG IL LLC in favor of ZP RE Holdings, LLC.
99.1	Press release of the registrant dated January 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: January 22, 2024	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer & Chief Financial Officer

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